SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2011
Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)
Georgia

(State or other jurisdiction of incorporation)
001-11312

(Commission File Number)
58-0869052

(IRS Employer Identification Number)
191 Peachtree Street NE, Suite 3600 Atlanta, Georgia 30303-1740

(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 407-1000
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
Signatures
EX-99.1

Item 2.02. Results of Operations and Financial Condition
     On February 7, 2011, Cousins Properties Incorporated (the “Company”) issued a Quarterly Information Package containing a press release and information about the Company’s financial condition and results of operations for the quarter and year ended December 31, 2010. A copy of the Company’s Quarterly Information Package is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (c) Exhibits:

Exhibit Number	Description

99.1	Quarterly Information Package for the Quarter Ended December 31, 2010.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 7, 2011

COUSINS PROPERTIES INCORPORATED
By:	/s/ Gregg D. Adzema
Gregg D. Adzema
Executive Vice President and Chief Financial Officer